UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 17, 2022 (August 11, 2022)

Boxed, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39817 (Commission File Number)	85-3316188 (I.R.S. Employer Identification No.)

451 Broadway, Floor 2 New York, New York 10013
(Address of principal executive offices, including zip code)
(646) 586-5599
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	BOXD	New York Stock Exchange
Warrants to purchase common stock	BOXD WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported, on November 28, 2021, Boxed, Inc. (then known as Seven Oaks Acquisition Corp.; the “Company”) and ACM ARRT VII D LLC (the “Seller”) entered into an agreement (the “Agreement”) for a cash-settled OTC Equity Prepaid Forward Transaction, pursuant to which $65.1 million (the “Prepayment Amount”) was paid into a deposit account for the benefit of the Seller, in connection with the consummation of the Company’s business combination transaction, to be held in accordance with the terms of the Agreement until the end of the Valuation Period (as defined in the Agreement).

As previously reported on the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Form 10-Q”), on July 6, 2022, the volume weighted average trading price (the “VWAP”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), fell below $5.00 per share for 20 out of 30 consecutive trading days (a “VWAP Trigger Event”). Pursuant to the terms of the Agreement, on August 11, 2022, the Seller notified the Company of the occurrence of the VWAP Trigger Event and the Seller’s election to accelerate the commencement date of the Valuation Period to August 16, 2022.

As previously reported in the Form 10-Q, with respect to the Agreement, as of June 30, 2022, the Company had recorded a forward purchase receivable asset of $58.5 million, offset by a forward purchase option derivative liability of $49.1 million in its condensed consolidated balance sheets. The actual amount of the Prepayment Amount repaid to the Seller, and the portion of the Prepayment Account remitted to the Company, will depend on the VWAP of the Common Stock during the Valuation Period.

The foregoing descriptions of certain terms and provisions of the Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Agreement, which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by the Company on November 30, 2021.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.02 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 2.04 of this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boxed, Inc.

Date: August 17, 2022	By:	/s/ Mark Zimowski
	Name:	Mark Zimowski
	Title:	Chief Financial Officer and Treasurer